Exhibit 10.1

3rd AMENDMENT TO THE
MANUFACTURING AND PURCHASING AGREEMENT
(Dated September 19, 2012)

KNOW ALL MEN BY THESE PRESENTS:

This 3rd Amendment to the Manufacturing and Purchasing Agreement (the “3rd Amendment”) is made and entered into this 12th day of June 2025 by and between:

CENTURY PACIFIC AGRICULTURAL VENTURES, INC., a corporation duly organized and existing under the laws of the Republic of the Philippines, with principal office address at Centerpoint Building, Julia Vargas Avenue corner Garnet Road, Ortigas Center, Pasig City, Philippines 1605 (“Manufacturer”);

- and -

ALL MARKET SINGAPORE PTE. LTD., a corporation duly organized and existing under the laws of Singapore, with principal office address at #02-03/04 The Galen, 61 Science Park Road, Singapore 117525 (“Company”);

(Individually, a “Party” and collectively, the “Parties”).

RECITALS

WHEREAS, the Parties entered into a Manufacturing and Purchasing Agreement dated 19 September 2012, as supplemented by the Supplemental Agreement dated 05 November 2014, amended through the Amendment to Manufacturing and Purchasing Agreement dated November 30, 2015 (“1st Amendment”) and Amendment to Manufacturing and Purchasing Agreement dated November 20, 2020 (“2nd Amendment”) (collectively, the “Original Agreement”), pursuant to which Company engaged the services of Manufacturer to manufacture and package certain Products according to Company’s Specifications;

WHEREAS, the Parties intend to enter into this long-term Manufacturing and Purchasing Agreement to ensure a consistent and sustainable supply of the Company’s Products, manufactured at the required quality, throughout the entire Term in support of the Company’s growth;

WHEREAS, the Parties agree to extend the term of the Original Agreement for another period of 5 years, from 01 January 2026 to 31 December 2030;

WHEREAS, effective 01 January 2026, the Parties agree to amend the price, volume , and minimum volume as reflected on Schedules 1 to 3 hereof, and other relevant terms as specified herein;

NOW THEREFORE, for and in consideration of the foregoing premises, the Parties agree as follows:

Section 1.Definitions. – Certain capitalized words and expressions under this Agreement shall have the meanings set forth under the Original Agreement, except as otherwise defined herein.

1.Effective Date – The terms and revisions reflected in this 3rd Amendment shall take effect on 01 January 2026, unless otherwise specifically stated.

1.Term of the Agreement – The term of the Original Agreement is hereby extended for another period of 5 years, from 01 January 2026 to 31 December 2030.

1.Products and Price – The Products and corresponding Price subject of the Original Agreement are hereby amended as specified in Schedule 1 hereof. Further, the Parties agree that the price may be adjusted based on the mechanism specified herein and in said Schedule 1.

1.Annual Volume – For each calendar year, the Parties shall endeavor to order and produce Products based on the volumes specified in Schedule 2 hereof.

1.Minimum Volume – Manufacturer shall produce for Company and Company commits to order from Manufacturer the volume specified in Schedule 3 hereof. The Parties shall adhere to the penalty indicated therein for non-compliance.

1.Interpretative Provisions. – For purposes of incorporating the agreements of the Parties hereunder, the Original Agreement shall be deemed amended as follows:

(a)Schedules 1, 2, and 3 of the 2nd Amendment shall be replaced by Schedules 1, 2, and 3 hereof, respectively.

a.Except as specifically amended hereby, the provisions of the Original Agreement shall continue in full force and effect and be binding on each Party thereto in accordance with their terms. From and after the execution of this Agreement, all references in the Original Agreement to the “Agreement”, “this Agreement”, “hereof”, “hereunder”, “herein” and words of similar import shall be deemed to be references to the Original Agreement as amended by this 3rd Amendment, and the Original Agreement shall be read and construed with this 3rd Amendment as one integrated document incorporating the provisions amended hereby.

Section 1.New Section 2.7 – A new section 2.7 is hereby added to the Original Agreement.

“Section 2.7 ESG (Environmental, Social and Governance) Responsibilities - The Parties acknowledge that Company has certain commitments to expand its Environmental, Social, and Governance (“ESG”) framework, including opportunities to reduce Company’s overall environmental impact. Manufacturer hereby agrees to promote Company’s sustainability objectives in connection with its ESG framework. Manufacturer further agrees to use commercially reasonable efforts to adopt policies and measures on Company’s guidance targets:

(i)[***];
(ii)[***];
(iii)[***];
(iv)[***];
(v)[***]; and
(vi)[***].

[***].

During the Term, Manufacturer also agrees to use its commercially reasonable efforts to improve its energy reduction in the manufacturing, processing, and packaging of the Products on a yearly basis. Upon request, Manufacturer shall provide Company with accurate reports on its energy reduction.”

Section 1.Revised Section 14.3 – Section 14.3 of the Original Agreement is hereby amended to include the following new subsections (xii) – (xiv):

Manufacturer represents, warrants, and covenants to Company that:

(xii) Manufacturer agrees to undergo a Sedex Members Ethical Trade Audit (“SMETA”) on an annual basis. Within thirty (30) days following completion of each SMETA, Manufacturer shall provide a certification to AMS confirming that SMETA has been conducted. Additionally, Manufacturer shall furnish to AMS a complete copy of the corresponding SMETA report. If Manufacturer fails to undergo SMETA on an annual basis, Manufacturer shall promptly notify Company of such default and the Parties will work in good faith to resolve such default prior to the completion of that year.

(xiii) Manufacturer agrees to collect, maintain, and provide applicable and accurate production data to Company’s Laboratory Information Management System (“LIMS”) in a timely manner as agreed to by the Parties.

(xiv) Manufacturer agrees to collect, maintain, and provide applicable and accurate data to Company’s Environmental Management System (“EMS”) in a timely manner as agreed to by the Parties.

1.Representations and Warranties. – Each Party represents, warrants and covenants to the other Party that: (i) it has full power, authority and legal right to make and perform this 3rd Amendment; (ii) all necessary corporate and other legal approvals or consents and other legal action required for the making and performance of this 3rd Amendment and the transactions contemplated hereby have been obtained or made and are and will continue to be in effect; and (iii) this 3rd Amendment constitutes the legal, valid and binding obligation of the Party, enforceable in accordance with its terms.

1.Counterparts. – This 3rd Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same document.

1.Governing Law. – The Original Agreement, 1st Amendment, 2nd Amendment, and 3rd Amendment shall be governed by and construed in accordance with the laws of the Republic of the Philippines.

IN WITNESS WHEREOF, the parties hereto have set their hands on the date and at the place first above-written.

- signature page(s) to follow -

MANUFACTURER: CENTURY PACIFIC AGRICULTURAL VENTURES, INC.

By: /s/ Christopher Paulus T. Po

Christopher Paulus T. Po
President and Chief Executive Officer

COMPANY: ALL MARKET SINGAPORE PTE. LTD.

By: /s/ Jonathan Burth

Jonathan Burth
Chief Operating Officer

SCHEDULE 1
PRODUCTS AND PRICES PURE COCONUT PRODUCTS
As stated in the 1st Amendment

[***]

As stated in the 2nd Amendment
[***]
3rd Amendment
[***]

SCHEDULE 2
ANNUAL VOLUME GUIDE
As stated in the 1st Amendment

[***]

ANNUAL VOLUME GUIDE
As stated in the 2nd Amendment

[***]

SCHEDULE 2
ANNUAL VOLUME GUIDE
3rd Amendment

[***]

SCHEDULE 3
MINIMUM ORDER VOLUME
3rd Amendment

[***]